PARAMETRIC COMMODITY STRATEGY FUND

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2021

The following changes are effective April 29, 2022:

•	Investor Class shares of the Fund will be redesignated as Class A shares. The share class redesignation will not result in changes to the annual operating expenses of Class A or the Fund. Effective April 29, 2022, Class A shares will be sold subject to the sales charge set forth below, subject to certain exceptions. Shareholders holding Investor Class shares redesignated as Class A shares on April 29, 2022 will not pay a sales charge in connection with the redesignation. In addition, such Investor Class shareholders who established their Fund accounts prior to April 29, 2022 will not be subject to a sales charge on future purchases of Class A Shares for such accounts;
•	Institutional Class shares of the Fund will be redesignated as Class I shares. The share class redesignation will not result in changes to the annual operating expenses of Class I or the Fund. Effective April 29, 2022, Class I shares will be sold subject to the sales charge set forth below, subject to certain exceptions. Shareholders holding Institutional Class shares redesignated as Class I shares on April 29, 2022 will not pay a sales charge in connection with the redesignation. In addition, such Institutional Class shareholders who established their Fund accounts prior to April 29, 2022 will not be subject to a sales charge on future purchases of Class I Shares for such accounts;
•	The minimum initial purchase of Institutional Class shares, effective April 29, 2022 once they are redesignated as Class I shares, is increased from $50,000 to $1,000,000; and
•	The minimum initial purchase of Class R6 shares is increased from $1,000,000 to $5,000,000.

In line with the changes above and certain other matters described below, the following disclosure updates are effective April 29, 2022.

1.	The following replaces the corresponding disclosure under “Fees and Expenses of the Fund” and the “Shareholder Fees” table in “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	None
2.	The following replaces the “Example” table under “Fees and Expenses of the Fund” in “Fund Summary”:
	1 Year	3 Years	5 Years	10 Years
Class A shares	$415	$606	$812	$1,408
Class I shares	$67	$211	$368	$822
3.	The following replaces the “Average Annual Total Return” table under “Performance” in “Fund Summary”:
Average Annual Total Return as of December 31, 2021	One Year	Five Years	Ten Years
Class A Return Before Taxes	25.28%	7.30%	-1.61%
Class A Return After Taxes on Distributions	18.98%	5.36%	-2.75%
Class A Return After Taxes on Distributions and Sale of Investor Class Shares	14.88%	4.87%	-1.82%
Class I Return Before Taxes	29.80%	8.25%	0.31%
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	27.11%	3.66%	-2.85%

These returns reflect the addition of the maximum sales charge for Class A (3.25%) which became effective April 29, 2022. On that date the Fund’s Investor Class shares were redesignated as Class A shares. Investor Class shares had previously been sold without a sales charge. On April 29, 2022, the Fund’s Institutional Class shares were redesignated as Class I shares.

Class I commenced operations on May 25, 2011. The Class A performance shown above for the period prior to January 3, 2012 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4.	References in the Summary Prospectus, Prospectus and Statement of Additional Information to “Investor Class” shares and “Institutional Class” shares are updated to “Class A” shares and “Class I” shares, respectively.
5.	The following replaces the corresponding paragraph under “Purchase and Sale of Fund Shares” in “Fund Summary”:

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI  02940-9653, or by calling 1-800-260-0761.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $1,000,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

6.	The following replaces the “Investor Class shares” paragraph under “Choosing a Share Class” in “Purchasing Shares”:

Class A shares are offered at net asset value plus a front-end sales charge of up to 3.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

7.	The following replaces the first paragraph under “Institutional Class Shares” in “Purchasing Shares”:

Class I Shares

Your initial investment must be at least $1,000,000, except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. The Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance.

8.	The following replaces the first paragraph in “Sales Charges”:

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $500,000	1.00%	1.01%	0.50%
$500,000 or more	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 0.75% on amounts of $500,000 or more but less than $4 million; plus 0.50% on amounts of $4 million but less than $15 million; plus 0.25% on amounts of $15 million or more. A CDSC of 0.75% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.  If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention.  For additional information about statements of intention, see “Sales Charges” in the SAI.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans.   Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to an Eaton Vance prototype IRA from an employer-sponsored retirement plan previously invested in Eaton Vance funds (applicable only to the portion previously invested in Eaton Vance funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.  The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% CDSC if redeemed within 12 months of purchase.   CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

9.	The following replaces the first paragraph in “Valuing Shares“:

You may buy or sell (redeem) shares of the Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Eaton Vance believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

10.	The following replaces the footnote under “Distributions” in “Shareholder Account Features”:
*	If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested. For accounts held directly with a Fund’s transfer agent, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.
11.	The following is added under “Sales Charges” in the Statement of Additional Information:

Purchases at Net Asset Value. Class A shares may be sold at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform; current and retired members of Eaton Vance Fund Boards; to clients (including custodial, agency, advisory and trust accounts) and current and former Directors, officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to HSAs (Health Savings Accounts) and to employer sponsored retirement plans and trusts used to fund those plans, (3) to officers and employees of a Fund’s custodian and transfer agent, (4) in connection with the ReFlow liquidity program and (5) direct purchases of shares by accounts where no financial intermediary is specified.  Class A shares may also be sold at net asset value to registered representatives and employees of financial intermediaries.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to an Eaton Vance prototype individual retirement account (“IRA”) from an employer-sponsored retirement plan previously invested in Eaton Vance funds (applicable only to the portion previously invested in Eaton Vance funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the financial intermediary involved in the sale.  Any new or revised sales charge or CDSC waiver will be prospective only.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.

CDSC Waiver.  CDSCs will be waived in connection with redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions by applying the rate required to be withdrawn under the applicable rules and regulations of the IRS to the balance of shares in your account. CDSCs will also be waived in connection with returning excess contributions made to IRAs.

Statement of Intention.  If it is anticipated that $100,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the statement and purchased during the 13-month period will be included toward the completion of the statement.  If you make a statement of intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A statement of intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the statement.

If the amount actually purchased during the 13-month period is less than that indicated in the statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the statement of intention.  If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. Shareholders will not receive a lower sales charge if total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the statement. If the sales charge rate changes during the 13-month period, all shares purchased or charges assessed after the date of such change will be subject to the then applicable sales charge.

Right of Accumulation.  Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of Fund shares owned by the shareholder.  The sales charge on the Fund shares being purchased will then be applied at the rate applicable to the aggregate.  Share purchases eligible for the right of accumulation are described under “Sales Charges” in the Prospectus.  For any such discount to be made available at the time of purchase a purchaser or his or her financial intermediary must provide the principal underwriter (in the case of a purchase made through a financial intermediary) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege.  Confirmation of the order is subject to such verification.  The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

March 16, 2022	40441 3.16.22